UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08501

The Boyle Fund

(Exact name of registrant as specified in charter)

1401 Woodsong Drive, Hendersonville, NC 28791

(Address of principal executive offices)(Zip code)

Michael J. Boyle

Boyle Management and Research, Inc.

1401 Woodsong Drive, Hendersonville, NC 28791

 (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 693-0800

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Boyle Marathon Fund

June 30, 2005

Boyle Marathon Fund

1401 Woodsong Drive

Hendersonville, NC 28791

1-888-88 BOYLE (Toll Free)

Annual Report

                    August 7, 2005

Dear Fellow Shareholders:

It is a pleasure to report good news – for the 12-month period ending June 30, 2005, the Boyle Marathon Fund was ahead 15.85% compared with our benchmark, the Standard & Poor’s 500 Index, which was ahead by 4.43%. It is also a pleasure to report that thus far in 2005, the Boyle Marathon Fund is ahead by 7.87% as compared to the S&P 500 at +1.20%. This year is our third fiscal year in a row of increases.

One reason for our good performance this year is our holdings in apparel retailers (including Chico’s and Urban Outfitters), biotechs (including Celgene and Amgen), health care services (including LCA Vision and St. Jude Medical), technology (including LSI and Intel), financial services (including E*Trade and Ameritrade), and oil drillers.  Another reason for our good performance is more exposure to dividend paying companies, which offer more stability in this slow growth economy. This resulted in a turnover ratio of 32% for the fiscal year. Lower turnover results in lower trading costs, longer periods of full investment, and lower possibility of taxes for our shareholders.

One more item of good news is that we are confident that despite our good performance in 2005, the Fund will not have to distribute a taxable dividend before the end of 2005. In other words, once again, we will be 100% tax efficient.

Looking forward, we believe that stock prices may benefit from solid economic growth in the U.S., China, and India, low inflation, relatively low interest rates, higher corporate earnings, higher employment, strong consumer spending, better corporate governance, and high consumer confidence. At the same time, stock prices may be hurt by high oil prices, concern over how high the Federal Reserve may raise short-term interest rates, concerns over high budget and trade deficits, and the ever-present terrorism concerns. When 2005 is over, we expect the markets to be higher than they are now.

We see opportunities over the next 3 to 5 years in health care services, online brokers, consumer products, retailers, defense contractors, raw materials, energy, semiconductors, internet, and security. We are finding good companies in these areas that are increasing shareholder value by paying dividends or buying back shares.

We thank our shareholders for their continued confidence and trust. Please feel free to call us toll free, 1-888-88-Boyle or visit our website, www.boylefund.com, for daily market and performance updates.

Michael J. and Joanne E. Boyle

Investing a small amount regularly is a proven way to make money in the long run.

Boyle Marathon Fund . . . investing for the long run.

Past performance does not guarantee future results. Investment return and principal values will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. The Fund's portfolio differs significantly from the securities in the S&P 500 Index. The S&P 500 Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

________________________________________________________________________________

		5 Year Return	Since Inception	Value of
	1 Year Return	Ave. Annual Return	Ave. Annual Return	$10,000
	Ended 6/30/05	Ended 6/30/05	Ended 6/30/05	Investment
Boyle Marathon Fund	+15.85%	-19.65%	-3.57%	$7,653.06
S&P 500 Index	+ 4.43%	-3.91%	+1.89%	$11,475.62

______________________________________________________________________

The Boyle Marathon Fund is a no-load growth fund that seeks to consistently beat the S&P 500 Index without taxing shareholders. The Fund is currently invested in small, mid size and large capitalization stocks.

______________________________________________________________________

BOYLE MARATHON FUND

PORTFOLIO ANALYSIS

JUNE 30, 2005 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent a percentage of the portfolio of investments.

Cash Equivalents
3.98%
Financial Services
9.91%
Technology
26.67%
Health Care
14.55%
Retail
18.00%
Other
26.89%

Boyle Marathon Fund

		Schedule of Investments
		June 30, 2005
Shares/Principal Amount		Market Value	% Net Assets

COMMON STOCK
Technology
500	Broadcom Corp. *	$ 17,765
1,000	Ebay, Inc. *	33,010
2,000	EMC Corp. *	27,420
500	F5 Networks, Inc. *	23,635
900	Infosys Technologies, Ltd. +	69,840
700	Intel Corp.	18,214
800	Juniper Networks, Inc. *	20,144
3,000	LSI Logic Corp. *	25,470
2,000	McAfee, Inc.	52,360
500	NetEase.Com, Inc. * +	28,555
1,000	Network Appliance Corp. *	28,270
2,000	Omnivision Technologies, Inc. *	27,180
4,000	Symantec Corp. *	86,960
800	Yahoo!, Inc. *	27,720
		486,543	26.82%
Retail
2,500	Chico's FAS Corp. *	85,700
1,000	Dick's Sporting Goods, Inc. *	38,590
2,000	K-Swiss, Inc. Class A	64,680
1,000	Peets Coffee & Tea, Inc. *	33,040
1,000	Sonic Automotive, Inc.	21,260
1,500	Urban Outfitters, Inc. *	85,035
		328,305	18.10%

Health Care
400	Aetna Life & Casualty Co.	33,128
300	Amgen, Inc. *	18,138
1,000	Andrx Corp. *	20,310
500	Arthrocare Corp. *	17,470
1,000	Celgene Corp. *	40,700
400	CIGNA Corp.	42,812
500	Dentsply International, Inc.	27,000
1,000	LCA Vision, Inc.	48,480
400	St. Jude Medical, Inc. *	17,444
		265,482	14.63%
* Non-Income producing securities.
** Variable rate security; The coupon rate shown represents the rate at June 30, 2005
+ADR-American Depository Receipt
	The accompanying notes are an integral part of the financial statements.

Financial Services
300	Alliance Capital Management Holdings LP	14,022
400	American Express Co.	21,292
3,000	Ameritrade Holding Corp.	55,830
1,400	Annaly Mortgage Mangement, Inc.	25,102
4,000	E*Trade Financial Corp. *	55,960
1,000	Tradestation Group, Inc. *	8,580
		180,786	9.97%

Other
400	3M Company	28,920
200	Armor Holdings, Inc. *	7,922
1,300	CACI International, Inc. *	82,108
500	Duke Energy Corp.	14,865
600	Exelon Corp.	30,798
1,000	Freeport McMoran Copper & Gold, Inc. Class B	37,440
700	Frontline Ltd.	28,168
300	General Maritime Corp.	12,720
400	Jarden Corp. *	21,568
600	Knightsbridge Tankers	22,776
300	Nordic American Tanker Shipping Ltd.	12,735
2,000	Patterson UTI Energy, Inc.	55,660
600	Procter & Gamble Co.	31,650
500	Santa Fe Energy Trust	19,245
500	Schnitzer Steel Industries, Inc.	11,850
		418,425	23.06%

Total Common Stock (Cost $1,329,774)		$ 1,679,541	92.58%

Real Estate Investment Trusts
1,000	Equity Office Properties Trust	33,100
200	Federal Realty Investment Trust	11,800
200	Public Storage, Inc.	12,650
200	Simon Property Group, Inc.	14,498
Total Real Estate Investment Trusts (Cost $72,183)		72,048	3.97%

Cash Equivalents
72,523	First American Prime Obligation Fund-Class Y	72,523	4.00%
	Interest Rate 2.77% (Cost $72,523) **

Total Investments (Cost $1,474,480)		$ 1,824,112	100.55%

	Liabilities in Excess of Other Assets	(9,915)	(0.55)%
	Net Assets	$ 1,814,197	100.00%

* Non-Income producing securities.
** Variable rate security; The coupon rate shown represents the rate at June 30, 2005
+ADR-American Depository Receipt
	The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Assets and Liabilities
June 30, 2005

Assets:
Investment Securities at Market Value	$ 1,824,112
(Identified Cost - $1,474,480)
Cash	186
Receivables:
Dividends and Interest	1,590
Total Assets	1,825,888
Liabilities
Payables:
Management Fees	2,171
Administration Fees	1,447
Audit Expense	7,286
Trustee Expense	787
Total Liabilities	11,691
Net Assets	$ 1,814,197
Net Assets Consist of:
Capital Paid In	$ 3,994,551
Accumulated Realized Gain (Loss) on Investments - Net	(2,529,986)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	349,632
Net Assets, for 240,932 Shares Outstanding	$ 1,814,197
(Unlimited Number Authorized, No Par Value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($1,814,197/240,932 shares)	$ 7.53

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Operations
For the Year Ended June 30, 2005

Investment Income:
Dividends	$ 12,517
Interest	362
Total Investment Income	$ 12,879
Expenses
Management Fees (Note 3)	$ 23,152
Administration Fee (Note 3)	15,435
Audit Expense	7,800
Total Expenses	$ 46,387

Net Investment Income (Loss)	(33,508)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	36,925
Unrealized Gain (Loss) from Appreciation (Depreciation) on Investments	222,527
Net Realized and Unrealized Gain (Loss) on Investments	$ 259,452

Net Increase (Decrease) in Net Assets from Operations	$ 225,944

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Changes in Net Assets
	7/1/2004	7/1/2003
	to	to
	6/30/2005	6/30/2004
From Operations:
Net Investment Income (Loss)	$ (33,508)	$ (36,285)
Net Realized Gain (Loss) on Investments	36,925	81,633
Net Unrealized Appreciation (Depreciation)	222,527	46,736
Increase (Decrease) in Net Assets from Operations	$ 225,944	$ 92,084
From Capital Share Transactions:
Proceeds From Sale of Shares	307,622	61,678
Net Asset Value of Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(267,565)	(244,758)
	$ 40,057	$(183,080)

Net Increase (Decrease) in Net Assets	266,001	(90,996)
Net Assets at Beginning of Period	1,548,196	1,639,192
Net Assets at End of Period (Including accumulated undistributed net	$ 1,814,197	$ 1,548,196
investment income of $0 and $0, respectively)

Share Transactions:
Issued	42,764	9,309
Reinvested	0	0
Redeemed	(40,018)	(36,394)
Net Increase (Decrease) in Shares	2,746	(27,085)
Shares Outstanding Beginning of Period	238,186	265,271
Shares Outstanding End of Period	240,932	238,186

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

	7/1/2004	7/1/2003	7/1/2002	7/1/2001	7/1/2000
	to	to	to	to	to
	6/30/2005	6/30/2004	6/30/2003	6/30/2002	6/30/2001
Net Asset Value -
Beginning of Period	$6.50	$6.18	$6.17	$9.31	$22.49
Net Investment Income/(Loss) (a)	(0.15)	(0.14)	(0.13)	(0.17)	(0.37)
Net Gains or Losses on Securities
(realized and unrealized)	1.18	0.46	0.14	(2.97)	(12.81)
Total from Investment Operations	$1.03	$0.32	$0.01	($3.14)	($13.18)

Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Total Distributions	$0.00	$0.00	$0.00	$0.00	$0.00
Net Asset Value -
End of Period	$7.53	$6.50	$6.18	$6.17	$9.31
Total Return (b)	15.85%	5.18%	0.16%	(33.73)%	(58.56)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$1,814	$1,548	$1,639	$1,678	$2,837

Ratio of Expenses to Average Net Assets	3.00%	2.97%	3.08%	2.99%	2.78%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.17)%	(2.14)%	(2.25)%	(2.29)%	(2.25)%

Portfolio Turnover Rate	32.19%	165.11%	92.92%	158.05%	100.86%

(a) Per share amounts were calculated using the average shares method.
(b) Total return on the above account represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of the financial statements.

BOYLE MARATHON FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005

1.)

ORGANIZATION

The Boyle Marathon Fund (“Fund”) is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997.  The Fund is non-diversified and has the primary investment objective of long-term capital appreciation.  Receipt of income is a secondary objective.  The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields.  Significant accounting policies of the Fund are presented below:

2.)

SIGNIFICANT ACCOUNTING POLICIES

The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to qualify each year as a “regulated investment company” under Sub Chapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

At June 30, 2005, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,529,986, of which $1,222,525 expires in 2009, $782,105 expires in 2010, and $525,356 expires in 2011.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset, will not be distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  To the extent that book/tax differences are permanent, they are reclassed to capital paid in or net short term capital gains in the period in which the difference arises. Net investment loss of $33,508 was reclassified to capital paid in on June 30, 2005. The reclassification had no effect on net assets.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted in the United States of America accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

Security transactions are recorded on trade date.  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rates and rules.

3.)

INVESTMENT ADVISOR FEES & OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into investment advisory and administration agreements with Boyle Management and Research, Inc. (“The Adviser”).  Under a contract between the Fund and the Adviser, the Adviser manages the Fund’s portfolio securities and investments and is responsible for the overall management and administration of the Fund, subject to the policies of the Fund’s Board of Trustees.  All orders for transactions in securities on behalf of the Fund are placed with brokers-dealers selected by the Adviser.  The Adviser is responsible for the expenses of printing and distributing the Fund’s prospectus and sales and advertising materials to prospective shareholders.  The Fund has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative work and supervisory services to the Fund. The Adviser oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  The Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations, including ordinary legal expenses. The Adviser is responsible for payment of all the fund’s operating expenses except: brokerage and commission expenses; expenses of the Trustees who are not officers of the Adviser, annual independent audit expenses, and any extraordinary expenses.

The Adviser receives from the Fund as compensation for its Adviser services an annual fee of 1.5% on the Fund's average daily net assets. The Adviser also receives from the Fund as compensation for its administrative services an annual fee of 1.0% of the Fund’s average daily net assets. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. For the year ended June 30, 2005, the Adviser earned management fees of $23,152 and administration fees of $15,435.  As of June 30, 2005 the Fund owed $3,618 to Boyle Management and Research, Inc. for advisory and administrative services.  Certain owners of Boyle Management and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund.  These individuals may receive benefits from any management and or administration fees paid to the Adviser.

4.)

CAPITAL STOCK

The Fund has authorized an indefinite number of shares of capital stock without par value. Capital paid in at June 30, 2005 was $3,994,551 representing 240,932 shares issued and outstanding.

5.)

INVESTMENT TRANSACTIONS

During the year ended June 30, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $498,048 and $539,872, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.  The cost of investments for U.S. federal income tax purposes at June 30, 2005 was $1,474,480.

At June 30, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$424,050	$(74,418)	$349,632

6.)

CONTROL OWNERSHIP

The beneficial ownership, either directly of indirectly, of more that 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2005, Michael & Joanne Boyle, officers of the Fund and of the Adviser, held 35.24% of the Fund.

7.) DISTRIBUTABLE EARNINGS

As of June 30, 2005 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 0
Undistributed long-term capital gain/ (accumulated losses)	(2,529,986)
Unrealized appreciation/ (depreciation)	349,632
$ (2,180,354)

There is no difference between book basis and tax basis unrealized appreciation (depreciation).

BOYLE MARATHON FUND

ADDITIONAL INFORMATION

JUNE 30, 2005 (UNAUDITED)

Information about Trustees and Officers

   The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the fund’s Trustees and officers and is available, without charge upon request, by calling toll-free 1-888-88-BOYLE

Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
Michael J. Boyle * 1401 Woodsong Drive Henderson, NC 28791 Age: 57	Trustee	Indefinite; Since 1998	Portfolio Manager for Boyle Fund.	1	0

* Trustees who are considered “interested persons” are defined in Section 2(A)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Non-Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
James A. Hughes, Jr. 1111 Dorset Drive West Chester, PA 19382 Age:75	Trustee	Indefinite; Since 1998	Retired	1	0
Edward J. Loftus 1157 Audubon Drive Clarks Summit, PA 18411 Age:38	Trustee	Indefinite; Since 1998	Manager, Prudential	1	0

For the fiscal year ending June 30, 2005, the Trustees did not receive compensation for their services; independent Trustees were reimbursed for travel and related expenses incurred in attending Board meetings.

Approval of Investment Agreement

On April 16, 2005, the Fund’s Board of Trustees unanimously approved the extension of the investment management contract between the fund and the investment adviser, Boyle Management & Research, Inc. The Board considered a variety of factors in connection with its review of the contract extension, including information provided by the Adviser throughout the year.

The Board considered the nature, quality, and extent of the services provided to the Fund by the Adviser. The services included management of the portfolio and all the activities related to the management of the portfolio. The Board also considered the background and experience of the Adviser’s key people involved in the management of the Fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

The Board considered the Fund’s performance over the life of the Fund and the market conditions under which the performance occurred, including when markets were in a growth mode and when markets receding.   The Board concluded that the performance was satisfactory.

The Board considered the costs, profits, and economies of scale, as well as any other benefits, such as soft dollars. The Board negotiated in the existing contract various breakpoints where fees would be lowered based on the amount of assets under management. Based on the current amount of assets under management and the existing breakpoints to cover growth in assets, the Board concluded that the advisory fee structure continued to provide a reasonable sharing of benefits with the Fund’s investors.

The Board reviewed the fund’s operating expenses, total expense ratio, and the management fee rate. The Board took into consideration the schedule of fee reductions that would take place with the increase in assets under management. The Board recognized that the management team is entirely focused on the operation of the Fund; there are no other accounts to distract the management team. Based on the entirety of the information, the Board concluded that the fees paid by the Fund to the adviser were reasonable.

Accordingly, the Board approved continuation of the existing contract as being in the best interests of the Fund.

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2005, are available without charge upon request by (1) calling the Fund at (888) 882-6953 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Additional Information

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 29, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-882-6953.

BOYLE MARATHON FUND

EXPENSE ILLUSTRATION

JUNE 30, 2005 (UNAUDITED)

As a shareholder of the Boyle Marathon Fund, you incur the following costs: management fees, administrative fees, audit fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Boyle Marathon Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2005	June 30, 2005	January 1,2005 to June 30, 2005

Actual	$1,000.00	$1,040.06	$15.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,009.97	$14.90

* Expenses are equal to the Fund's annualized expense ratio of 2.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Cohen McCurdy
Certified Public Accountants

Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH 44145-1594

www.cohenmccurdy.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees of
Boyle Marathon Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Boyle Marathon Fund as of June 30, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the year ended June 30, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyle Marathon Fund as of June 30, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy

Cohen McCurdy, Ltd.
Westlake, Ohio
August 12, 2005

an independent member of BAKER TILLY INTERNATIONAL

Registered with the Public Company Accounting Oversight Board sqif Service Quality Innovation and Fun

Board of Trustees

Michael J. Boyle, Chairman

James A. Hughes, Jr.

Edward J. Loftus

Investment Adviser

Boyle Management and Research, Inc.

1401 Woodsong Drive

Hendersonville, North Carolina 28791

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, Ohio  44141

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, Ohio  45201

Independent Auditors

Cohen McCurdy, Ltd.

826 West Point Parkway, Suite 1250

Westlake, Ohio  44145

This report is provided for the general information of the shareholders of the Boyle Marathon Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: no amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 9,500 (Est.)

FY 2004

$ 9,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2005

$ 0

$0

FY 2004

$ 360

$0

Nature of the fees:

Consent

(c)

Tax Fees

Registrant

Adviser

FY 2005

$ 0

$ 1,700

FY 2004

$ 0

$ 0

Nature of the fees:

Fund’s Federal and State tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2005

$ 0

$ 0

FY 2004

$ 0

$ 0

Nature of the fees:

None

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

100%

N/A  %

Tax Fees:

N/A  %

100%

All Other Fees:

N/A  %

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2003

$ 0

$ 0

FY 2004

$ 0

$ 1,700

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Boyle Fund

By /s/Michael J. Boyle

      Michael J. Boyle

      Chairman

Date September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Michael J. Boyle

      Michael J. Boyle

      Chairman

Date September 6, 2005

By /s/Joanne E. Boyle

      Joanne E. Boyle

      Chief Financial Officer

Date September 6, 2005